EXHIBIT 10.2

[FORM OF PLAN]

ZIONS BANCORPORATION

2006 – 2008 Value Sharing Plan

Subsidiary Banks

The Company administers a senior management long term executive incentive compensation plan (2006 – 2008 Value Sharing Plan) for the following subsidiary banks: California Bank & Trust, The Commerce Bank of Washington, National Bank of Arizona, Nevada State Bank, Vectra Bank Colorado, and Zions Bank in the form attached hereto.

2006 – 2008 Value Sharing Plan

[FORM OF PLAN]

[Name of Subsidiary Bank]

2006 – 2008 Value Sharing Plan

Objective: The purpose of the 2006 – 2008 [Name of Subsidiary Bank] Value Sharing Plan (the “Plan”) is to provide a three-year incentive plan for selected members of the senior management group and other key managers of [Name of Subsidiary Bank] (the “Bank”). It is designed to create long-term shareholder value by focusing the Participant’s attention on improving the Bank’s financial results over a three-year period.

Eligibility: Selected key members of the senior management group and other key managers of the Bank as determined by the Zions Bancorporation (the “Company”) Board of Directors (the “Board”) or its Executive Compensation Committee (the “Committee”).

Effective Date: January 1, 2006, through December 31, 2008 (the “Award Period”).

Frequency of Awards: Subject to the deferral provisions enumerated in the Plan, the incentives, if any, earned under this Plan will be paid within ninety days after the end of the Award Period.

Plan Administrator: The Plan is to be governed and interpreted by the Committee.

How the Plan Works:

1)	Establishment of Award Fund

An Award Fund will be established, the size of which will be based upon two factors: a.) “Plan Marginal Qualifying Earnings” during the Award Period, and b.) “Plan Marginal Return on Equity”, both of which are more fully outlined in the Appendix, and in “Calculation Methodology,” below.

2)	Participation Units

Each Participant designated by the Committee shall be awarded a specific number of Participation Units (“Units”), representing a pro-rata claim, in proportion to the total number of designated Units, on any Award Fund generated under this Plan during the Award Period.

3)	Calculation Methodology

a)	In order for any Award Fund to be established under this Plan, a minimum level of Plan Qualifying Earnings and Plan Marginal ROE must be achieved during the Award Period, as indicated in the Appendix.

b)	Plan Qualifying Earnings is defined as the total of the following items during the Award Period:

2006 – 2008 Value Sharing Plan

i)	cumulative net income after taxes and minority interests;

ii)	plus, the after-tax expense incurred during the Award Period resulting from grants of restricted shares and stock options.

iii)	minus, any after tax gain (loss) from investment in Wasatch Venture Funds;

iv)	plus (or minus), any adjustment deemed necessary by the Committee to normalize Plan Qualifying Earnings as a result of unusual and extraordinary changes in internal cost or income allocations, relative to those included in the Base Period Qualifying Earnings, which produce a change in costs or income which are not offset by a corresponding change in cost or income within the Bank.

v)	plus, an adjustment equal to (1– the Bank’s then-prevailing marginal combined state and federal income tax rate) times the sum of:

1.	the amount by which the Bank’s Allowance for Loan and Lease Losses and Reserve for Unfunded Commitments (together, the “Loss Reserve”) “midpoint of range” value exceeds the actual value at the inception of the Award Period, and;

2.	the amount by which the Loss Reserve actual value exceeds the “midpoint of range” value at the end of the Award Period.

Note: in the event of a change in methodology in determining Loss Reserves during the Award Period, the Committee reserves the right, in its sole discretion, to make such adjustments as may be deemed necessary and equitable to conform the Plan to the new methodology.

vi)	plus:

1.	(the Bank’s average tangible assets over the course of the Award Period x .060) – (the Bank’s average tangible common shareholders’ equity over the course of the Award Period) times:

2.	(1– the Bank’s then-prevailing marginal combined state and federal income tax rate) times:

3.	The average of the five-year U.S. Treasury Note rate at each quarter end during the Award Period.

c)	“Base Qualifying Earnings” is defined as the total of the following items during the “Base Period” (e.g. January 1, 2005 – December 31, 2005):

i)	net income after taxes and minority interests, with appropriate adjustments made to conform allocated expense methodologies in 2005 with those expected to be used through the duration of the Award Period;

2006 – 2008 Value Sharing Plan

ii)	minus, any after tax gain (loss) from investment in Wasatch Venture Funds;

iii)	plus, the after-tax expense incurred during the Base Period resulting from grants of restricted shares;

iv)	plus:

1.	(the Bank’s average tangible assets during the Base Period x .060) – (the Bank’s average tangible common shareholders’ equity during the Base Period) times:

2.	(1 – the Bank’s then-prevailing marginal combined state and federal income tax rate) times:

3.	the average of the five-year U.S. Treasury Note rate at each quarter end during the Base Period.

d)	“Plan Marginal Qualifying Earnings” is defined as:

(a)	Plan Qualifying Earnings

Less,

(b)	three times Base Qualifying Earnings.

e)	Plan Marginal ROE is defined as:

i)	Plan Marginal Qualifying Earnings;

  Divided by,

ii)	(the Bank’s average tangible assets over the course of the Award Period x .06) – (the Bank’s average tangible assets during the Base Period x .06).

f)	Other Adjustments

i)	In the event the Bank engages in one or more acquisitions during the Award Period, the Committee may make such adjustments to Plan or Base Qualifying Earnings and/or Plan Marginal ROE as are required to neutralize, to the extent possible, the effects of any such acquisition on the Award Fund. Such adjustments shall be made at the Committee’s sole discretion, but shall generally be based upon the pro-forma financial projections presented to the Board in justification of the acquisition.

ii)	Any Award Fund established under this Plan must be fully accrued and reflected in Plan Qualifying Earnings.

iii)	Unusual or “one-time” gains or losses may be subtracted from or added to Plan Qualifying Earnings at the sole discretion of the Committee.

4)	Other Administrative Provisions

2006 – 2008 Value Sharing Plan

(1)	This is a discretionary Plan governed and interpreted by the Committee, whose decisions shall be final. The intent of the Plan is to fairly reward Participants for increasing shareholder value. If any adjustments need to be made to allow this Plan to accomplish its purpose, the Committee in its sole discretion can make those adjustments.

(2)	The Board may, at its sole discretion, alter the terms of the Plan at any time during an Award Period.

(3)	Participants will not vest in any benefits available under the Plan until the conclusion of the Award Period.

(4)	Participants must be employed by the Company or one of its subsidiaries at the time payment is made. Nevertheless, upon death, permanent disability, or normal or early retirement (unless upon early retirement the Participant becomes employed by an entity which competes with Zions Bancorporation or any of its subsidiaries), Participant (or his/her estate) shall be eligible to receive a pro-rata incentive payment at the conclusion of the Award Period. This award will be based upon the Participant’s calculated award as approved by the Board or Committee for the performance achieved for the number of full calendar quarters the Participant was engaged as an officer of the Company or its subsidiaries prior to death, disability or retirement. For purposes of this Plan, a Participant will generally not be considered eligible for early retirement before age 55, or for normal retirement before age 65, unless otherwise approved by the Committee.

(5)	Each Participant will be required to defer for one year any incentive payment amount in excess of 100% of his/her base salary as in effect at December 31, 2008 or at such earlier date as of the Participant’s termination of employment with the Company (except that, in the event the deferred amount is less than $10,000, the entire amount shall be immediately payable within ninety days of the end of the Award Period). Payment of the deferred amount will be paid by March 15, 2010, if conditions established in paragraph D) 4 above are met.

(6)	The Company shall retain the right to withhold payment of incentives to Participants in the event of a significant deterioration in the Company’s or the Bank’s financial condition, or if so required by regulatory authorities, or for any other reason considered valid by the Board in its sole discretion.

(7)	Designation as a Participant in the Plan does not create a contract of employment for any specified time, nor shall such act to alter or amend the Company’s “at-will” policy of employment.

(8)	In the event a Participant transfers within Zions Bancorporation during the Award Period, he/she may be eligible to receive a pro-rata award from each participating Zions entity based on the number of months in each entity and each entity’s financial performance.

2006 – 2008 Value Sharing Plan

(9)	In the event of a change in control of the Company (as defined in the Company’s Change in Control Plan), the Plan will be terminated and payments shall be made in accordance with the provisions of section 3 (b) of the Change in Control Plan.

(10)	This document is intended to provide a guideline for the creation and distribution of incentive compensation. Nothing herein creates a contractual obligation binding on the Board, and no Participant shall have any legal rights with respect to an Award until such Award is distributed.

2006 – 2008 Value Sharing Plan

CALIFORNIA BANK & TRUST

APPENDIX

•	The minimum Plan Qualifying Earnings of California Bank & Trust which must be achieved for payment of awards is $536,244,000 which represents 5% annual compounded growth in Base Qualifying Earnings over the course of the Award Period. (Base Qualifying Earnings is $162,001,000.)

•	The Award Fund is calculated by multiplying Plan Marginal Qualifying Earnings by 7.828%

•	The minimum Plan Marginal ROE of California Bank & Trust that must be achieved for payment of awards is 11.00%.

•	The Award Fund shall be increased by a multiplier, based upon the achievement of Plan Marginal ROE as follows:

If the Plan Marginal ROE is:	Then the multiplier is:

11.00% or less	-0-

14.00%	1.00

17.00%	1.50

20.00%	2.00

21.50% or greater	2.25

The multiplier will be interpolated for Marginal ROE levels falling between these benchmarks.

•	The maximum Award Fund that may be created under this Plan is $38,250,000, which equates to $4.25 per unit.

The value of each Unit shall be equal to the total amount in the Award Fund, divided by 9,000,000.

2006 – 2008 Value Sharing Plan

Example:

If a Participant in the California Bank & Trust 2006 – 2008 Value Sharing Plan is awarded 150,000 units, and the total Plan Qualifying Earnings amount to $624,000,000 and the Plan Marginal ROE is 17.5%, the amount of the incentive award would be:

Unadjusted Award Fund:

$624,000,000

- 486,003,000

137,997,000

X 7.828%

$ 10,802,405

Multiplier:

1.5 + (.175 - .17) X (2.0 - 1.5) = 1.5833

(.20 - .17)

Total Award Fund:

$10,802,405 X 1.5833 = $17,103,448

Individual Unit Value:

$17,103,448/ 9,000,000 = $1.90

Total Value of Units:

150,000 X $1.90 = $285,000

2006 – 2008 Value Sharing Plan

THE COMMERCE BANK OF WASHINGTON

APPENDIX

•	The minimum Plan Qualifying Earnings of The Commerce Bank of Washington which must be achieved for payment of awards is $40,219,000, which represents 5% annual compounded growth in Base Qualifying Earnings over the course of the Award Period. (Base Qualifying Earnings is $12,150,000.)

•	The Award Fund is calculated by multiplying Plan Marginal Qualifying Earnings by 7.538%

•	The minimum Plan Marginal ROE of The Commerce Bank of Washington that must be achieved for payment of awards is 11.00%.

•	The Award Fund shall be increased by a multiplier, based upon the achievement of Plan Marginal ROE as follows:

If the Plan Marginal ROE is:	Then the multiplier is:

11.00% or less	-0-

14.00%	1.00

17.00%	1.50

20.00%	2.00

21.50% or greater	2.25

The multiplier will be interpolated for Marginal ROE levels falling between these benchmarks.

•	The maximum Award Fund that may be created under this Plan is $2,762,500 which equates to $4.25 per unit.

The value of each Unit shall be equal to the total amount in the Award Fund, divided by 650,000.

2006 – 2008 Value Sharing Plan

Example:

If a Participant in the The Commerce Bank of Washington 2006 – 2008 Value Sharing Plan is awarded 150,000 units, and the total Plan Qualifying Earnings amount to $46,775,000 and the Plan Marginal ROE is 17.5%, the amount of the incentive award would be:

Unadjusted Award Fund:

$ 46,775,000

- 36,450,000

10,325,000

X 7.538%

$ 778,298.50

Multiplier:

1.5 + (.175 - .17) X (2.0 - 1.5) = 1.5833

(.20 - .17)

Total Award Fund:

$778,298.50 X 1.5833 = $1,232,280

Individual Unit Value:

$1,232,280/ 650,000 = $1.90

Total Value of Units:

150,000 X $1.90 = $285,000

2006 – 2008 Value Sharing Plan

NATIONAL BANK OF ARIZONA

APPENDIX

•	The minimum Plan Qualifying Earnings of National Bank of Arizona which must be achieved for payment of awards is $215,405,000, which represents 5% annual compounded growth in Base Qualifying Earnings over the course of the Award Period. (Base Qualifying Earnings is $65,074,000.)

•	The Award Fund is calculated by multiplying Plan Marginal Qualifying Earnings by 7.037%

•	The minimum Plan Marginal ROE of National Bank of Arizona that must be achieved for payment of awards is 11.00%.

•	The Award Fund shall be increased by a multiplier, based upon the achievement of Plan Marginal ROE as follows:

If the Plan Marginal ROE is:	Then the multiplier is:

11.00% or less	-0-

14.00%	1.00

17.00%	1.50

20.00%	2.00

21.50% or greater	2.25

The multiplier will be interpolated for Marginal ROE levels falling between these benchmarks.

•	The maximum Award Fund that may be created under this Plan is $13,812,500, which equates to $4.25 per unit.

The value of each Unit shall be equal to the total amount in the Award Fund, divided by 3,250,000.

2006 – 2008 Value Sharing Plan

Example:

If a Participant in the National Bank of Arizona 2006 – 2008 Value Sharing Plan is awarded 150,000 units, and the total Plan Qualifying Earnings amount to $250,521,000 and the Plan Marginal ROE is 17.5%, the amount of the incentive award would be:

Unadjusted Award Fund:

$250,521,000

- 195,222,000

    55,299,000

         X 7.037%

$    3,891,391

Multiplier:

1.5 + (.175 -.17) X (2.0 -1.5) = 1.5833

(.20 -.17)

Total Award Fund:

$3,891,391 X 1.5833 = $6,161,239

Individual Unit Value:

$6,161,239/ 3,250,000 = $1.90

Total Value of Units:

150,000 X $1.90 = $285,000

2006 – 2008 Value Sharing Plan

NEVADA STATE BANK

APPENDIX

•	The minimum Plan Qualifying Earnings of Nevada State Bank which must be achieved for payment of awards is $209,853,000, which represents 5% annual compounded growth in Base Qualifying Earnings over the course of the Award Period. (Base Qualifying Earnings is $63,397,000.)

•	The Award Fund is calculated by multiplying Plan Marginal Qualifying Earnings by 5.667%

•	The minimum Plan Marginal ROE of Nevada State Bank that must be achieved for payment of awards is 11.00%.

•	The Award Fund shall be increased by a multiplier, based upon the achievement of Plan Marginal ROE as follows:

If the Plan Marginal ROE is:	Then the multiplier is:

11.00% or less	-0-

14.00%	1.00

17.00%	1.50

20.00%	2.00

21.50% or greater	2.25

The multiplier will be interpolated for Marginal ROE levels falling between these benchmarks.

•	The maximum Award Fund that may be created under this Plan is $10,837,500 which equates to $4.25 per unit.

The value of each Unit shall be equal to the total amount in the Award Fund, divided by 2,550,000.

2006 – 2008 Value Sharing Plan

Example:

If a Participant in the Nevada State Bank 2006 – 2008 Value Sharing Plan is awarded 150,000 units, and the total Plan Qualifying Earnings amount to $244,075,000 and the Plan Marginal ROE is 17.5%, the amount of the incentive award would be:

Unadjusted Award Fund:

$244,075,000

- 190,191,000

$  53,884,000

         X 5.667%

$    3,053,606

Multiplier:

1.5 + (.175 -.17) X (2.0 – 1.5) = 1.5833

(.20 - .17)

Total Award Fund:

$3,053,606 X 1.5833 = $4,834,774

Individual Unit Value:

$4,834,774/ 2,550,000 = $1.90

Total Value of Units:

150,000 X $1.90 = $285,000

2006 – 2008 Value Sharing Plan

VECTRA BANK COLORADO

APPENDIX

•	The minimum Plan Qualifying Earnings of Vectra Bank Colorado which must be achieved for payment of awards is $53,103,000, which represents 5% annual compounded growth in Base Qualifying Earnings over the course of the Award Period. (Base Qualifying Earnings is $16,949,000.)

•	The Award Fund is calculated by multiplying Plan Marginal Qualifying Earnings by 17.042%

•	The minimum Plan Marginal ROE of Vectra Bank Colorado that must be achieved for payment of awards is 11.00%.

•	The Award Fund shall be increased by a multiplier, based upon the achievement of Plan Marginal ROE as follows:

If the Plan Marginal ROE is:	Then the multiplier is:

11.00% or less	-0-

14.00%	1.00

17.00%	1.50

20.00%	2.00

21.50% or greater	2.25

The multiplier will be interpolated for Marginal ROE levels falling between these benchmarks.

•	The maximum Award Fund that may be created under this Plan is $8,712,500, which equates to $4.25 per unit.

The value of each Unit shall be equal to the total amount in the Award Fund, divided by 2,050,000.

2006 – 2008 Value Sharing Plan

Example:

If a Participant in the Vectra Bank Colorado 2006 – 2008 Value Sharing Plan is awarded 150,000 units, and the total Plan Qualifying Earnings amount to $65,250,000 and the Plan Marginal ROE is 17.5%, the amount of the incentive award would be:

Unadjusted Award Fund:

$ 65,000,000

-  50,847,000

   14,153,000

      X 17.042%

$   2,462,905

Multiplier:

1.5 + (.175 -.17) X (2.0 – 1.5) = 1.5833

(.20 -.17)

Total Award Fund:

$2,462,905 X 1.5833 = $3,899,517

Individual Unit Value:

$3,899,517/2,050,000 = $1.90

Total Value of Units:

150,000 X $1.90 = $285,000

2006 – 2008 Value Sharing Plan

ZIONS BANK (CORE BANK)

APPENDIX

•	The minimum Plan Qualifying Earnings of Zions Bank (Core Bank) which must be achieved for payment of awards is $522,380,000, which represents 5% annual compounded growth in Base Qualifying Earnings over the course of the Award Period. (Base Qualifying Earnings is $157,813,000.)

•	The Award Fund is calculated by multiplying Plan Marginal Qualifying Earnings by 7.524%

•	The minimum Plan Marginal ROE of Zions Bank (Core Bank) that must be achieved for payment of awards is 11.00%.

•	The Award Fund shall be increased by a multiplier, based upon the achievement of Plan Marginal ROE as follows:

If the Plan Marginal ROE is:	Then the multiplier is:

11.00% or less	-0-

14.00%	1.00

17.00%	1.50

20.00%	2.00

21.50% or greater	2.25

The multiplier will be interpolated for Marginal ROE levels falling between these benchmarks.

•	The maximum Award Fund that may be created under this Plan is $35,700,000, which equates to $4.25 per unit.

The value of each Unit shall be equal to the total amount in the Award Fund, divided by 8,400,000.

2006 – 2008 Value Sharing Plan

Example:

If a Participant in the Zions Bank (Core Bank) 2006 – 2008 Value Sharing Plan is awarded 150,000 units, and the total Plan Qualifying Earnings amount to $607,548,000 and the Plan Marginal ROE is 17.5%, the amount of the incentive award would be:

Unadjusted Award Fund:

$607,548,000

- 473,439,000

134,109,000

X 7.524%

$ 10,090,361

Multiplier:

1.5 + (.175 - .17) X (2.0 - 1.5) = 1.5833

(.20 - .17)

Total Award Fund:

$10,090,361 X 1.5833 = $15,976,069

Individual Unit Value:

$15,976,069/ 8,400,000 = $1.90

Total Value of Units:

150,000 X $1.90 = $285,000